SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): July 20, 1999



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)






                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (860) 243-7100

                           Not Applicable
    (Former name or former address, if changed since last report)

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Item 5.  Other Events.

The Company has announced that the Board of Directors has chosen Mr. Paul
R. Kuhn to succeed Mr. Charles H. Kaman as president and CEO of Kaman Corporation, effective August 2, 1999. Mr. Kuhn will also become a director on that date. He is senior vice president, operations, aerospace business engines, for Coltec Industries, Inc. which recently merged with BF Goodrich. Mr. Kaman will continue in the position of Chairman of the Board of Directors.




Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
        Report:

        Exhibit 99 - Press Release of the Company, dated July 20, 1999.


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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION




                                 By:  Robert M. Garneau
                                      Executive Vice President and
                                      Chief Financial Officer



Dated: July 20, 1999

                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated July 20, 1999.








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